UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K12B

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 30, 2025

AtaiBeckley Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-290446	Not Applicable

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o atai Life Sciences US, Inc. c/o Industrious NYC 250 West 34th Street New York, NY 10119	10119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (332) 282-0507

ATAI LIFE SCIENCES LUXEMBOURG S.A.
Prof. J.H. Bavincklaan 7
1183 AT Amstelveen
The Netherlands
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common stock, $0.01 par value per share	ATAI	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

Completion of Redomiciliation

On December 30, 2025, as part of the previously announced plan to change the corporate domicile of Atai Beckley N.V. (f/k/a atai Life Sciences N.V.), a Dutch public company (“atai Netherlands”), from the Netherlands to the United States via Luxembourg (the “Redomiciliation Transaction”), and as previously approved by atai Netherlands shareholders at the extraordinary general meeting held on November 4, 2025, atai Netherlands merged with and into atai Life Sciences Luxembourg S.A., a Luxembourg public limited liability company (société anonyme) (“atai LuxCo”). On December 30, 2025, atai LuxCo then consummated the conversion (the “Delaware Conversion”) of atai LuxCo into a corporation incorporated under the laws of the State of Delaware under the name “AtaiBeckley Inc.” (the “Company” or “Atai Delaware”). The domestication was completed in accordance with articles 100‑2, 100‑3 and 1300‑2 of the Luxembourg law dated August 10, 1915 on commercial companies, as amended (the “Luxembourg Company Law”), the procedures of article 450‑3 et seq. of the Luxembourg Company Law, and the domestication procedures of Section 388 of the General Corporation Law of the State of Delaware (the “DGCL”), pursuant to which the Company continued its legal existence in Delaware as if atai LuxCo had originally been incorporated under the DGCL.

Pursuant to the Redomiciliation Transaction, each ordinary share of atai Netherlands (the “Ordinary Shares”), par value €0.10 per share, was exchanged for one ordinary share of atai LuxCo (the “atai LuxCo Ordinary Shares”), €0.10 par value per share. Pursuant to the Delaware Conversion each atai LuxCo Ordinary Share automatically converted by operation of law to one share of common stock, par value $0.01 per share, of Atai Delaware (“Atai Delaware Common Stock”).

Atai Delaware Common Stock continues to be listed for trading under the symbol “ATAI” on the Nasdaq Global Market (“Nasdaq”), which is the same trading symbol as the Ordinary Shares traded under prior to the Redomiciliation Transaction. As a result of the Redomiciliation Transaction, the Company became the successor issuer to atai Netherlands pursuant to Rule 12g‑3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Current Report on Form 8‑K (this “Current Report”) establishes the Company as the successor issuer to atai Netherlands pursuant to Rule 12g‑3(a) under the Exchange Act. Pursuant to Rule 12g‑3(a) under the Exchange Act, the Atai Delaware Common Stock is deemed to be registered under Section 12(b) of the Exchange Act, and the Company is subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. The Company hereby reports this succession in accordance with Rule 12g‑3(f) under the Exchange Act.

Upon consummation of the Redomiciliation Transaction, the CUSIP number relating to the Atai Delaware Common Stock was changed to 04650F101.

Item 1.01	Entry into a Material Definitive Agreement.

Effective upon the consummation of the Redomiciliation Transaction, Atai Delaware entered into indemnification and advancement agreements (the “Indemnification Agreements”) with each of Atai Delaware’s directors and executive officers. The Indemnification Agreements provide for indemnification of the directors and executive officers of Atai Delaware to the fullest extent permitted under Delaware law, as it now exists or may in the future be amended, against all liabilities, losses and expense incurred in connection with their service as a director or officer on behalf of Atai Delaware. In addition, the Indemnification Agreements provide that, to the extent not prohibited by applicable law, Atai Delaware will advance expenses, including attorneys’ fees, incurred by a director or officer of Atai Delaware in connection with any action, suit or proceeding within thirty days of request for such advancement; provided that, to the extent it is ultimately determined that such person is not entitled to be indemnified by Atai Delaware, such director or officer has undertaken to repay any amounts so advanced.

The foregoing description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Indemnification Agreement  filed as Exhibit 10.1 herewith, which is incorporated herein by reference.

The information set forth in Item 5.02 of this Current Report is incorporated by reference into this Item 1.01.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Item 5.03 of this Current Report is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note of this Current Report is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors and Officers

In connection with the completion of the Redomiciliation Transaction, the directors and executive officers of atai Netherlands as of immediately prior to the completion of the LuxCo Merger (i) became the directors and executive officers of atai LuxCo immediately upon the effective time of the LuxCo Merger (the “Merger Effective Time”) (except that there is no longer a distinction between executive directors and non‑executive directors) and (ii) became the directors and executive officers of Atai Delaware immediately upon the Delaware Conversion.

Appointment of Directors

On December 30, 2025, effective as of the Merger Effective Time, the following individuals were appointed to serve on the Board:

•	Christian Angermayer (Chair)
•	Srinivas Rao
•	Scott Braunstein, M.D.
•	Cosmo Feilding-Mellen
•	Laurent Fischer, M.D.
•	John Hoffman
•	Sabrina Martucci Johnson
•	Amir Kalali, M.D.
•	Andrea Heslin Smiley
•	Robert Hershberg, M.D.

Atai Delaware’s Certificate of Incorporation provides that the Board is divided into three classes, designated as Class I, Class II and Class III.  The directors’ classes and terms are as follows: (i) Sabrina Martucci Johnson, Amir Kalali and Andrea Heslin Smiley are Class I directors, with a term expiring at Atai Delaware’s 2026 annual meeting of stockholders; (ii) Christian Angermayer, Scott Braunstein and Laurent Fischer are Class II directors, with a term expiring at Atai Delaware’s 2027 annual meeting of stockholders; and (iii) Srinivas Rao, Cosmo Feilding-Mellen, Robert Hershberg and John Hoffman are Class III directors, with a term expiring at Atai Delaware’s 2028 annual meeting of stockholders.  Each director, other than Srinivas Rao, Christian Angermayer and Cosmo Feilding-Mellen, qualifies as “independent” as defined under the rules and regulations of Nasdaq (the “Nasdaq Rules”).

Committee Appointments

In connection with the completion of the Redomiciliation Transaction, effective as of the Merger Effective Time, the committees of the board of directors of atai Netherlands as of immediately prior to the completion of the LuxCo Merger became the committees of the Board, maintaining each committee's existing composition and leadership.

Each of the Audit, Compensation, Nomination and Corporate Governance and Science & Technology Committees operates under a written charter that has been approved by the Board and that is available in the Investors section of our website at https://ir.ataibeckley.com. Each committee is fully independent as defined under the Nasdaq Rules. In addition, the Board has affirmatively determined that all members of the Audit Committee meet the independence requirements and qualifications of Rule 10A-3 under the Exchange Act and Nasdaq Rules for purposes of serving on an audit committee, and all members of the Compensation Committee meet the heightened standard for independence specific to members of a compensation committee under the Nasdaq Rules and qualify as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.

As of January 1, 2026, the Audit Committee, the Compensation Committee and the Nomination and Governance Committee, and Science & Technology Committee will each be reconstituted as follows:

Audit Committee
•	Sabrina Martucci Johnson (Chair)
•	Scott Braunstein
•	John Hoffman
•	Andrea Heslin Smiley

Compensation Committee
•	Laurent Fischer (Chair)
•	Sabrina Martucci Johnson
•	John Hoffman

Nomination and Governance Committee
•	Andrea Heslin Smiley (Chair)
•	Amir Kalali
•	Robert Hershberg

Science & Technology Committee
•	Scott Braunstein (Co-Chair)
•	Amir Kalali (Co-Chair)
•	Laurent Fischer
•	Robert Hershberg

Appointment of Officers

In connection with the completion of the Redomiciliation Transaction, effective as of the Merger Effective Time, Srinivas Rao was reappointed as the Company’s Chief Executive Officer, to serve as principal executive officer, and Anne Johnson was reappointed as the Company’s Chief Financial Officer, to serve as principal financial officer and principal accounting officer.

Information regarding Atai Delaware’s directors, executive officers and current committee members is included in the Form S-4 filed by the registrant with the Securities and Exchange Commission on September 22, 2025 (the “Redomiciliation Registration Statement”) under the headings “Corporate Governance” and “Committees of the Board” and is incorporated herein by reference.

Assumption and Amendment of Equity Plans

Effective upon the completion of the Redomiciliation Transaction, Atai Delaware assumed the Atai Life Sciences N.V. 2021 Incentive Award Plan (the “2021 Plan”) and the 2020 Employee, Director and Consultant Equity Incentive Plan (the “2020 Plan”) and all outstanding awards and rights thereunder and amended each plan as set forth in the amendment to the 2021 Plan and the amendment to the 2020 Plan, respectively, to provide, among other things, that the securities issuable in connection with awards thereunder will be shares of Atai Delaware Common Stock rather than Ordinary Shares.

The assumed awards and rights will continue to have substantially the same terms and conditions that applied prior to the consummation of the Redomiciliation Transaction, provided that securities issuable in connection with awards thereunder will be in shares of Atai Delaware Common Stock rather than Ordinary Shares.

A description of the material terms of the 2021 Plan is included in atai Netherlands’ Amendment No. 4 to Registration Statement on Form S-1, filed with the SEC on June 11, 2021, which description is incorporated herein by reference. The amendment to the 2021 Plan retains the material terms of the 2021 Plan.

A description of the material terms of the 2020 Plan is included in atai Netherlands’ Amendment No. 4 to Registration Statement on Form S-1, filed with the SEC on June 11, 2021, which description is incorporated herein by reference. The amendment to the 2020 Plan retains the material terms of the 2020 Plan. No new awards may be granted under the 2020 Plan.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the amendment to the 2021 Plan, the amendment to the 2020 Plan and form award agreements under the 2021 Plan, which are filed as Exhibits 10.3, 10.4, 10.5 and 10.6 hereto, respectively, and incorporated herein by reference.

Consultancy Agreement With Christian Angermayer

Effective as of December 30, 2025, Atai Delaware and Christian Angermayer entered into an amendment (the “Amended Consultancy Agreement”) to that certain Termination and New Consultancy Agreement, dated January 7, 2024, by and between atai Netherlands, Atai Life Sciences AG and Christian Angermayer, among other things, to reflect Atai Delaware (as successor to atai Netherlands) as a party thereto and to provide for Mr. Angermayer’s compliance with the Company’s code of conduct, compliance program (including guidelines for corporate disclosure) and a requirement to dedicate at least 40 hours per month to Company-related activities.

The foregoing description of the Amended Consultancy Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Consultancy Agreement, which is filed as Exhibit 10.7 hereto and incorporated herein by reference.

Director Compensation

Effective as of the completion of the Redomiciliation Transaction, Atai Delaware adopted a director compensation program for its non-employee directors (the “Atai Director Compensation Program”), which is similar to the director compensation policy previously utilized by atai Netherlands.

Under the Atai Director Compensation Program, non-employee directors of Atai Delaware will be entitled to cash and equity compensation as follows:

•
Upon a non-employee director’s initial election or appointment to the Board (other than in connection with the Redomiciliation Transaction), the non-employee director will receive an option to purchase 206,000 shares of our common stock;

•
If the non-employee director has served on the Board for at least six months as of the date of our annual meeting of stockholders and will continue to serve as a director immediately following such meeting, the non-employee director will receive an option to purchase 103,000 shares of Atai Delaware Common Stock on the date of the annual meeting, except that a non-employee director serving as the Vice-Chairman and Lead Independent Director will receive an option to purchase $300,000 shares of Atai Delaware Common Stock;

•	An annual retainer of $45,000;

•	In addition to the annual retainer, the following additional annual retainers:

o	Chairman of the Board, $30,000;

o	Vice-Chairman and Lead Independent Director, $100,000;

o	Lead Independent Director, $42,500;

o	Audit Committee members, $20,000 for the chairperson and $10,000 for others;

o	Compensation Committee members, $15,000 for the chairperson and $7,500 for others;

o	Nominating and Corporate Governance Committee members, $10,000 for the chairperson and $5,000 for others; and

o	Science and Technology Committee members, $12,000 for the chairperson and $6,000 for others.

Options granted to the non-employee directors have an exercise price equal to the fair market value of Atai Delaware Common Stock on the date of grant and expire not later than ten years after the date of grant. Options granted upon a director’s initial election or appointment will vest as to one-third of the shares on the first anniversary of the date of grant and in twenty-four (24) substantially equal monthly installments thereafter until the third anniversary of the date of grant. Options granted annually to non-employee directors vest in a single installment on the earlier of the day before the next annual meeting or the first anniversary of the date of grant. In addition, all unvested options vest in full upon the occurrence of a change in control.

The foregoing description of the Atai Director Compensation Program does not purport to be complete and is qualified in its entirety by reference to the full text of the Atai Director Compensation Program, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Redomiciliation Transaction, which was approved by the shareholders at the extraordinary general meeting of atai Netherlands shareholders held on November 4, 2025, Atai Delaware filed a Certificate of Incorporation on December 30, 2025, a copy of which is attached hereto as Exhibit 3.1. In addition, Atai Delaware adopted Bylaws on December 30, 2025, a copy of which is attached hereto as Exhibit 3.2. The summary of the material terms of the Certificate of Incorporation and the Bylaws of Atai Delaware is set forth under the heading “Description of Atai Delaware Common Stock” in the Redomiciliation Registration Statement, which is incorporated into this Item 5.03 by reference.

Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Certificate of Incorporation and the Bylaws, which are filed as Exhibits 3.1 and 3.2, hereto respectively, and is incorporated herein by reference.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Redomiciliation Transaction, Atai Delaware adopted a written code of conduct that applies to its directors, officers and employees, including the principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, a copy of which is available on Atai Delaware’s website at https://ir.ataibeckley.com. The information on Atai Delaware’s website does not constitute part of this Current Report and is not incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 30, 2025, Atai Delaware issued a press release announcing the completion of the Redomiciliation Transaction. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information contained under Item 7.01 of this Current Report (including Exhibit 99.1), shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Certificate of Incorporation of AtaiBeckley Inc. (filed herewith).
3.2	Bylaws of AtaiBeckley Inc., adopted as of December 30, 2025 (filed herewith).
10.1	Form of Indemnification and Advancement Agreement (filed herewith).
10.2	Atai Director Compensation Program (filed herewith).
10.3	AtaiBeckley Inc. 2021 Incentive Award Plan, as amended (filed herewith).
10.4
Form of Option Award Agreement under 2021 Incentive Award Plan (incorporated by reference to Exhibit 10.17 to Amendment No. 4 to atai Netherlands’ Registration Statement on Form S-1 (File No. 333-255383), filed with the SEC on June 11, 2021).

10.5
Form of Restricted Stock Unit Agreement under 2021 Incentive Award Plan (incorporated by reference to Exhibit 10.19 to Amendment No. 4 to atai’s Registration Statement on Form S-1 (File No. 333-255383), filed with the SEC on June 11, 2021).

10.6
2020 Employee, Director and Consultant Equity Incentive Plan (incorporated by reference to Exhibit 10.20 to Amendment No. 4 to atai’s Registration Statement on Form S-1 (File No. 333-255383), filed with the SEC on June 11, 2021).

10.7	Amended and Restated Consultancy Agreement, dated December 30, 2025, by and between AtaiBeckley Inc. and Christian Angermayer (filed herewith).
99.1	Press Release, dated December 30, 2025 (furnished herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 30, 2025

AtaiBeckley Inc.

	By:	/s/ Ryan Barrett
	Name:	Ryan Barrett
	Title:	Chief Legal and Business Officer